--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE:                              )   DEBTOR IN POSSESSION OPERATING REPORT
                                    )
  SUPERIOR NATIONAL INSURANCE GROUP )  REPORT NUMBER 10              PAGE 1 of 3
                                    )           FOR THE PERIOD FROM: 01-Jan-01
                             DEBTOR )                            TO: 31-Jan-01
                                    )  _________________________________________
____________________________________)
CHAPTER 11 CASE NO. SV00-14099-GM   )
____________________________________)

1. Profit and Loss Statement                                      Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               ________________
     Less Sales Returns and Discounts                          ________________
       Net Sales                                                               _____________
     Less: Cost of Goods Sold
       Beginning Inventory at Cost                             ________________
       Add: Purchases                                          ________________
       Less: Ending Inventory at Cost                          ________________
           Cost of Goods Sold                                                  _____________
     Gross Profit                                                                           ______________

Other Operating Revenue (Specify)                                                           ______________

Less: Operating Expenses
     Officer Compensation                                      ________________
     Salaries & Wages - Other Employees                        ________________
       Total Salaries & Wages                                                  _____________
       Employee Benefits                                                       _____________
     Payroll Taxes                                             ________________
     Real Estate Taxes                                         ________________
     Federal and State Income Taxes                            ________________
       Total Taxes                                                             _____________
     Rent and Lease Exp. (Real and Personal Property)          ________________
     Interest Expense (Mortgage, Loan, etc.)                   ________________
     Insurance                                                 ________________
     Automobile Expense                                        ________________
     Utilities (Gas, Electric, Water, Telephone, etc.)         ________________
     Depreciation and Amortization                             ________________
     Repairs and Maintenance                                   ________________
     Advertising                                               ________________
     Supplies, Office Expenses, Photocopiers, etc.             ________________
     Bad Debts                                                 ________________
     Miscellaneous Operating Expenses (Specify)                ________________
       Total Operating Expenses                                                _____________

     Net Gain/(Loss) from Business Operations                                               ______________

B. Not Related to Business Operations                                                       ______________
     Income:
       Interest Income                                                         _____________
       Other Non-Operating Revenues (Specify)                                  _____________
       Gross Proceeds on Sale of Assets                        ________________
       Less: Original Cost of Assets plus Expense of Sale      ________________
           Net Gain/(Loss) on Sale of Assets                                   _____________
       Total Non-Operating Income                                                           ______________
     Expenses Not Related to Business Operations:
       Legal and Professional Fees                                             _____________
       Other Non-Operating Revenues (Specify)                                  _____________
          Total Non-Operating Expenses                                                      ______________

     NET INCOME/(LOSS) FOR PERIOD                                                           ==============

--------------------------------------------------------------------------------
Revised April 1989               OPERATING REPORT                          UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO.10
--------------------------------------------------------------------------------
                                                                     Page 2 of 3


2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                    --------------------------------------------
                                    Accounts Payable     Accounts Receivable
                                    --------------------------------------------
Current      Under 30 days                        $0                          $0
Overdue      31-60 days                           $0                          $0
Overdue      61-90 days                 PLEASE SEE ATTACHED SCHEDULE B
Overdue      91-120 days                          $0                          $0
Overdue      121+ days                            $0                          $0
Total                                             $0                          $0
                                    --------------------------------------------

3. Statement of Status of Payments to Secured Creditors and Lessors:

--------------------------------------------------------------------------------------------------------------
                                                                                            Post-Petition
                        Frequency of                                                      Payments Not Made
                        Payments per           Amount of                               -----------------------
Creditor/Lessor        Lease/Contract         Each Payment       Next Payment Due      Number           Amount
--------------------------------------------------------------------------------------------------------------
                  SEE ATTACHED SCHEDULE C

--------------------------------------------------------------------------------------------------------------

4. Tax Liability:

                  Gross Payroll Expense For Period                      $612,475
                  Gross Sales for Period Subject to Sales tax                 $0

                                          ---------------------------------------------------------------
                                                                                      Post Petition Taxes
                                               Date Paid             Amount Paid*         Still Owing
                                          ---------------------------------------------------------------
Federal Payroll and Withholding Taxes     1/15/01 & 1/31/01           $202,848         0
State Payroll and Withholding Taxes       1/15/01 & 1/31/01            $45,248         0
State Sales and Use Tax                           N/A                     $0          N/A
Real Property Taxes                               N/A                     $0          N/A
                                          ---------------------------------------------------------------

            ALL PAYROLL TAXES PAID BY ADP
            * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage

                                             ---------------------------------------------------------------------------
                                                 Carrier/             Amount of           Policy            Premium Paid
                                                  Agent               Coverage           Exp. Date            Thru Date
                                             ---------------------------------------------------------------------------
Worker's Compensation                        See Schedule D
Liability                                    See Schedule E
Fire and Extended Coverage                   See Schedule E
Property                                     See Schedule E
Theft                                        See Schedule E
Life (Beneficiary:______________)            See Schedule E
Vehicle                                      See Schedule E
Other                                        See Schedule E
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
            DEBTOR IN POSSESSION OPERATING REPORT NO. 10
--------------------------------------------------------------------------------
                                                                     Page 3 of 3


6. Questions:

      A. Has the Debtor provided to the officers, directors, shareholders or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes  Explain:_______________________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes  Explain:_______________________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only)

              ------------------------------------------------------------
                                                Type         Post-Petition
              Name of Professional          Professional      Unpaid Total
              ------------------------------------------------------------

              See Schedule F

              ------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

---------------------------------------------------------------------------------------------------------------
                         Quarterly
     Quarterly         Disbursements    Quarterly                                                  Quarterly
   Period Ending        for Quarter        Fee       Date Paid     Amount Paid      Check No.   Fee Still Owing
---------------------------------------------------------------------------------------------------------------
     12/31/2000        $714,676.00      $3,750.00                        $0.00                        $3,750.00 Note A

---------------------------------------------------------------------------------------------------------------

Note A - 4th quarter trustee fee was paid on 2/12/01.

I, Alex Corbett - Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:   3/7/01                          Signed: /s/ Alex Corbett
     ---------------                             -------------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                        One Month ended January 31, 2001
                        [Bankruptcy filed April 26, 2000]
                                   (unaudited)

(In thousands)                                                                                                        Consolidated
                                                     SNIG          BIG        SNIA         SNIS       Elimination         Total
                                                    -------     -------      -------      -------     -----------     -------------
Revenues:

Commission income                                   $    --     $    --      $    --      $    25      $       --       $      25

Net investment income                                     7          (6)           3           92              --              96
                                                    -------     -------      -------      -------      ----------       ---------
  Total Revenues                                          7          (6)           3          117              --             121
                                                    -------     -------      -------      -------      ----------       ---------
Expenses:

Interest expense                                      1,096          --           --           --              --           1,096

Bad debt expense                                         --          --           --(A)        (5)(A)          --              (5)

General and administrative
  Other                                                (139)         --          223        1,136              --           1,230
                                                    -------     -------      -------      -------      ----------       ---------
  Total Expenses                                        957          --          223        1,131              --           2,321
                                                    -------     -------      -------      -------      ----------       ---------

Income (loss) before income taxes and preferred
  securities dividends and accretion                   (950)         (6)        (230)      (1,014)             --          (2,200)

Income tax (benefit) expense                             --          --           --           --              --              --
                                                    -------     -------      -------      -------      ----------       ---------
Income (loss) before preferred securities
  dividends and accretion                              (950)         (6)        (230)      (1,014)             --          (2,200)

Preferred securities dividends and accretion         (1,092)         --           --           --              --          (1,092)

Expenses not related to business operations:
  Legal and Professional Fees                          (126)         (2)          --           --              --            (128)
  Other non-operating expenses                          (13)         --           (5)         (10)             --             (28)
                                                    -------     -------      -------      -------      ----------       ---------
                                                     (2,181)         (8)        (235)      (1,024)             --          (3,448)

Equity in income (loss) from subsidiaries            (1,272)     (1,264)          --           --           2,531              (5)
                                                    -------     -------      -------      -------      ----------       ---------
  Net (Loss) Income                                 $(3,453)    $(1,272)     $  (235)     $(1,024)     $    2,531       $  (3,453)
                                                    =======     =======      =======      =======      ==========       =========

(A) Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Aging of Accounts Payable and Receivable
As of January 31, 2001

Superior National Insurance Group
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                        285,163                     --                           --                 832,629
Overdue 31-60 days                                --                 99,166                    5,237,080                 177,616(D)
Overdue 61-90 days                             7,000                 36,840                           --                   3,581
Overdue 91-120 days                          512,894                     --                           --                 143,001
Overdue 121+ days                             32,728                 15,395                            1                 500,009
                                    ---------------------------------------             ----------------------------------------
Total                                   $    837,786           $    151,400[A]            $    5,237,081            $  1,656,835
                                    ---------------------------------------             ----------------------------------------

Business Insurance Group
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                          2,307                     --                       11,000                      --
Overdue 31-60 days                                --                     --                           --               5,237,080(D)
Overdue 61-90 days                                --                     --                           --                      --
Overdue 91-120 days                               --                     --                           --                      --
Overdue 121+ days                                 --                601,265                           --              14,963,854
                                    ---------------------------------------             ----------------------------------------
Total                                   $      2,307                601,265               $       11,000            $ 20,200,934
                                    ---------------------------------------             ----------------------------------------

Superior National Insurance Services
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                        141,165                 64,313                      650,932                  12,491
Overdue 31-60 days                            18,963                382,094                           (0)                 18,655
Overdue 61-90 days                            34,359                156,488                           (0)                 32,445
Overdue 91-120 days                           13,605                690,714                           (0)                  2,421
Overdue 121+ days                            755,238             11,163,378                           --                 657,624
                                    ---------------------------------------             ----------------------------------------
Total                                   $    963,330           $ 12,456,988[B]            $      650,931            $    723,636
                                    ---------------------------------------             ----------------------------------------

Superior National Insurance Administrators
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                         60,524                     --                      183,388                      --
Overdue 31-60 days                               (18)                    --                      196,271                      --
Overdue 61-90 days                                --                     --                       36,026                      --
Overdue 91-120 days                               --                     --                      145,423                      --
Overdue 121+ days                             89,789              6,377,198                      829,569                  98,383
                                    ---------------------------------------             ----------------------------------------
Total                                   $    150,295           $  6,377,198[C]            $    1,390,677            $     98,383
                                    ---------------------------------------             ----------------------------------------

Consolidated
                                    ---------------------------------------             ----------------------------------------
                                            Non-Intercompany Accounts                              Intercompany Accounts
                                    ---------------------------------------             ----------------------------------------
                                    Accounts Payable    Accounts Receivable             Accounts Payable     Accounts Receivable
                                    ---------------------------------------             ----------------------------------------
Current Under 30 days                        489,160                 64,313                      845,320                 845,120
Overdue 31-60 days                            18,945                481,260                    5,433,351               5,433,351
Overdue 61-90 days                            41,359                193,327                       36,026                  36,026
Overdue 91-120 days                          526,500                690,714                      145,422                 145,422
Overdue 121+ days                            877,755             18,157,236                      829,570              16,219,870
                                    ---------------------------------------             ----------------------------------------
Total                                   $  1,953,295           $ 19,586,850               $    7,289,689            $ 22,679,789
                                    ---------------------------------------             ----------------------------------------

[A] Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[C] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims admistration fee, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[D] Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The 5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
JANUARY 31, 2001

SNIG

3. Statement of Status of Payments to Secured Creditor and Lessors:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Post-Petition
                                             Frequency of                                                    Payments Not Made
                                             Payments per     Amount of                                   -------------------------
Creditor/Lessor                             Lease/Contract   Each Payment         Next Payment Due            Number         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                        Monthly       $  8,931.85             12/20/00                See Note B
IKON Office Solutions, Inc. / IOS Capital      Monthly       $  1,395.65          11//23/00, 11/15/00        See Note B
Pitney Bowes Credit Corp.                      Monthly       $  4,810.67     12/10/00, 12/20/00, 12/1/00     See Note B
Pitney Bowes Credit Corp.                     Quarterly      $  7,394.15         12/10/00, 11/10/00          See Note B
Stringer business Systems Inc.                 Monthly       $  2,163.51*             12/1/2000              See Note B
                                                                             12/24/00, 12/6/00, 12/11/00,
Toshiba America Information Sys.               Monthly       $  8,170.39         12/1/00, 12/18/00           See Note B
Trizec Kahn Properties                         Monthly       $226,076.40             2/1/2001                See Note C
Bettman Real Estate Management                 Monthly       $  1,932.33             2/1/2001                See Note A & Note C
-----------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* Monthly payment is based on number of copies made for the previous month, therefore payment varies each month.

Note A: Per the CLO, they have discontinued paying the lease as of 4/2000 and Superior has not occupied this office for a number of months.

Note B: These leases were withdrawn from the motion filed on January 19, 2001 based upon the representation that the CLO will remain current on all monetary obligations under the leases until the Debtors receive instruction from the CLO on the assumption or rejection of these leases by April 15, 2001.

Note C: These leases were automatically deemed rejected by operation of law.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                   Monthly        $ 52,321.29               12/15/2000                See Note C
Zodiac Development                        Monthly        $  9,454.31                1/1/2001                 See Note D
Koger Realty Services Inc.
 (San Diego, CA)                          Monthly        $ 26,600.89                1/1/2001                 See Note D
Colonial Property Trust                   Monthly        $  5,433.98                1/1/2001               See Note B & Note D
Fults Realty Corporation                  Monthly        $ 15,362.95                1/1/2001               See Note A & Note D
Woodland III Holding, LLC / c/o
 Wasatch Property Management              Monthly        $ 12,940.15                1/1/2001               See Note B & Note D
------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Note A: Per the CLO, they are in the process of moving and/or selling the furniture & fixtures at this location and expect to vacate this premise by the end of 11/2000. The CLO has discontinued paying rent for this lease as of 7/2000.

Note B: Per the CLO, they have discontinued paying the lease as of 4/2000 and Superior has not occupied this office for a number of months.

Note C: This lease was withdrawn from the motion filed on January 19, 2001 based upon the representation that the CLO will remain current on all monetary obligations under the lease until the Debtors receive instruction from the CLO on the assumption or rejection of this lease by April 15, 2001.

Note D: These leases were automatically deemed rejected by operation of law.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession
Insurance Coverage
As of January 31, 2001

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp Date        Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Arkansas       Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
California     State Compensation
                Insurance Fund          Di Buduo & De Fendis                     Statutory   01-Jun-01      01-Jun-01
Colorado       Pinnacol Assurance       Di Buduo & De Fendis                     Statutory   01-Jun-01      01-Jun-01
Georgia        Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Illinois       Liberty Mutual Group     Di Buduo & De Fendis                     Statutory   12-Jul-01      12-Jul-01
Kansas         Travelers Insurance
                Company                 Di Buduo & De Fendis                     Statutory   11-Aug-01      11-Aug-01
Missouri       Travelers Property &
                Casualty                Di Buduo & De Fendis                     Statutory   02-Jun-01      02-Jun-01
New Jersey     Granite State Insurance
                Company                 Di Buduo & De Fendis                     Statutory   02-Jun-01      02-Jun-01
Oklahoma       State Insurance Fund     Di Buduo & De Fendis                     Statutory   15-Nov-01      15-Nov-01
Pennsylvania   State Workrmen's
                Insurance Fund          Di Buduo & De Fendis                     Statutory   03-Jun-01      03-Jun-01
Texas          Texas W/C Insurance
                Fund                    Di Buduo & De Fendis                     Statutory   18-Jul-01      18-Jul-01

Note 1: The policies for Florida, Indiana, Louisiana, New Mexico, New York, Oregon, Tennessee, Utah, and Wisconsin were all requested to be cancelled in December 2000.

Note 2: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

Note 3: The policies for Arkansas, Arizona, Georgia, & Illinois are all covered on one policy, which is inforce, even though AR & GA offices are closed.

January 31, 2001                                                     Schedule E

                                                                                                           Policy Exp.  Premium paid
Company                   Agent               Type of Insurance                Amount of Coverage             Date       thru date
-------                   -----               -----------------                ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial General Liability
                                               Package
                                               General Liability               $1 million per occurence     11/13/2001   11/13/2001
                                                                               $2 million aggregate
                                               Advertising Injury              excluded
                                               Employee Benefit Liability      $1 million per claim
                                                                               $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Automobile
                                               Liability                       $1 million                   11/13/2001   11/13/2001
                                               Medical                         $5,000
                                               Uninsured Motorist              $500,000
                                               Physical Damage                 Actual value less $500
                                                                                deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore     Directors & Officers (run-off)
                                               Reliance                        $5,000,000                   5/1/2003     5/1/2003
                                               Lloyd's of London               $5,000,000 xs $5,000,000
                                               Gulf Insurance Company          $10,000,000 xs $10,000,000
                                               Executive Risk Indemnity        $10,000,000 xs $20,000,000
                                               Philadelphia Indemnity          $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Employer Practice Liability      $1 million per loss          12/10/2001   12/10/2001
                                                                               & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fiduciary Liability              $5 million per loss          12/10/2001   12/10/2001
                                                                               & in the aggregate


SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial Umbrella              $10 million per occurrence   11/13/2001   11/13/2001
                                                                               $10 million aggregate


SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Excess Liability                 $10 million per occurrence   11/13/2001   11/13/2001
                                                                               $10 million aggregate


SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Accident Policy (Life/Travel)    $1 million to $3 million     1/15/2002    1/15/2002
                                                                               (depends on rank of
                                                                               officer)


BIG only                  DiBudio & DeFendis  Professional Liability Run Off   $10 million per loss         12/10/2004   12/10/2004
                                              BIG companies only/acts b/f      & in the aggregate
                                              12/10/99
                                              * $500,000 deductible

SCHEDULE F
JANUARY 31, 2001

SNIG, BIG, SNIS, SNIA

----------------------------------------------------------------------------------------------------------------------
                                                            Type                                        Post-Petition
                Name of Professional                    Professional                                    Unpaid Total
----------------------------------------------------------------------------------------------------------------------
Paul, Weiss, Rifkind, Wharton & Garrison        Legal fees                                              $267,295      See Note A
Tillinghast-Towers, Perrin                      Actuaries                                               $ 32,261      See Note B
Latham & Watkins                                Counsel for Official Committee of Unsecured Creditors   $ 40,100
Steve Eldrige                                   Tax Consulting                                          $ 21,334
Quinn Emanuel Urquhart Oliver & Hedges LLP      Legal fees                                              $194,308
Tharpe & Howell                                 Legal fees                                              $  1,163
Mannat Phelps                                   Legal fees                                              $ 29,606
KPMG Peat Marwick                               Audit & consulting fees                                 $ 57,714
Christopher Maisel                              Facilitator fees                                        $125,000      See Note C

----------------------------------------------------------------------------------------------------------------------

Note A - $42,408.81 was subsequently paid on February 2, 2001.

Note B - Fees were approved for payment by the Bankruptcy Court on December 2000 and subsequently paid on February 16, 2001.

Note C - Outstanding fees as of January 31, 2001 are estimated and provided by Christopher Maisel.